Exhibit 99.1

BNC Bancorp Reports 35 Percent Increase in Net Income for Third Quarter 2006

          THOMASVILLE, N.C., Nov. 8 /PRNewswire-FirstCall/ -- BNC Bancorp (Nasdaq: BNCN) today reported that net income in the third quarter of 2006 rose 35.4 percent to $1.65 million from $1.22 million a year earlier. Per- share earnings (diluted) were $0.28, up 7.7 percent from $0.26 a year earlier. Return on average tangible equity for the third quarter was 17.39 percent. Under purchase accounting rules, results for the third quarter of 2005 do not include SterlingSouth Bank, which was acquired on July 21, 2006.

          Excluding merger-related expenses of $310 thousand pre-tax, equal to $.03 per share, the Company earned core net income of $1.85 million, or $0.31 per diluted share.  This represents a 19.2 percent increase when compared to the $0.26 reported for the same period in 2005.  Core return on average tangible equity was 19.52 percent.

          For the nine-month period ended September 30, 2006, the Company reported net income of $4.13 million, an increase of 25.7 percent when compared to the $3.29 million reported for the first nine months of 2005. Diluted earnings per share increased to $0.81 for the nine-month period, a 14.1 percent increase compared to $0.71 reported for same period in 2005.

          Excluding merger-related expenses of $310 thousand pre-tax, or $.04 per share, earnings were $4.33 million for the first nine months of 2006, or $0.85 per diluted share.  This represents an increase of 19.7 percent when compared to the $0.71 reported for the same nine-month period in 2005.

          W. Swope Montgomery, Jr., President and Chief Executive Officer, said, “The merger with SterlingSouth Bank was finalized on July 21st, and we are extremely pleased with the financial and management contributions that this transaction has provided our Company.   When adjusted for one-time merger related expenses, our core diluted earnings per share were up over 19 percent compared to the third quarter a year ago.  This type of operating performance was made possible by the tremendous dedication, focus, and tireless efforts of our people to extract potential synergies, integrate the systems, and leverage our expanded resources.  I am confident that the strong operating results for this quarter reflect the vast potential of our expanded franchise.”

          Total assets as of September 30, 2006 were $901 million, an increase of 55.7 percent compared to the $579 million as of September 30, 2005.  Total loans on September 30, 2006 were $738 million, an increase of 54.7 percent from the $477 million reported as of September 30, 2005.  Deposits increased 55.5 percent over the same one-year period.  Compared to balances at December 31, 2005, total loans increased $239 million, or 47.8 percent during the first nine months of 2006.

          “Asset quality, our number one priority, continues to be excellent, with non-performing assets decreasing to 0.46 percent from 0.60 percent of total assets a year earlier.  As of September 30, 2006, non-accrual loans, other real estate owned, and loans 90 days past due and still accruing interest totaled $4.1 million compared to $3.5 million one year earlier, despite total loans having increased by 54.7 percent over that same period. Net charge-offs to average loans for the first nine months were at an annualized rate of 0.14 percent compared to 0.25 percent in the year ago quarter”, said Montgomery.

          BNC Bancorp is the parent Company of Bank of North Carolina, a $900 million commercial bank that provides a complete line of banking and financial services to individuals and businesses through full-service banking offices located in the cities of Thomasville, High Point, Salisbury, Greensboro, Archdale, Lexington, Kernersville, Harrisburg, Northern Davidson County and Oak Ridge, North Carolina. In addition, the Bank operates a commercial and mortgage loan production office in Winston-Salem, North Carolina. Bank of North Carolina is insured by the FDIC and is an equal housing lender. BNC Bancorp’s stock is quoted in the Nasdaq Capital Market under the symbol “BNCN.”

          CAUTION REGARDING FORWARD-LOOKING STATEMENTS

          From time to time, we make written and oral forward-looking statements within the meaning of certain securities laws, including in this press release, in other filings with the U.S. Securities and Exchange Commission, in reports to shareholders and in other communications. These forward-looking statements include, among others, statements with respect to our objectives for 2006 and beyond, and the medium and long terms strategies to achieve those objectives, as well as statements with respect to our beliefs, plans, expectations, anticipations, estimates and intentions.

          By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks exist that predictions, forecasts, projections and other forward-looking statements will not be achieved. We caution readers not to place undue reliance on these statements as a number of important factors could cause actual results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements. These factors include, but are not limited to, the strength of the North Carolina economy in general and the strength of the local economies within North Carolina in which we conduct operations; the strength of the United States economy; the effects of changes in monetary and fiscal policy, including changes in interest rate policies of the Board of Governors of the Federal Reserve System in the United States; judicial decisions; the effects of competition in the markets in which we operate; inflation; the timely development and introduction of new products and services in receptive markets; the impact of changes in the laws and regulations regulating financial services (including banking, insurance and securities); changes in tax laws; technological changes; our ability to complete strategic acquisitions and to integrate acquisitions; judicial or regulatory proceedings; changes in consumer spending and saving habits; the possible impact on our businesses of international conflicts and other developments including those relating to the war on terrorism; and our anticipation of and success in managing the risks implicated by the foregoing.

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)

	For the Three Months Ended

	September 30, 2006	September 30, 2005	% Change

SUMMARY STATEMENTS OF OPERATIONS
Interest income	$15,026	$8,868	69.4%
Interest expense	7,548	4,034	87.1
Net interest income	7,478	4,834	54.7
Provision for loan losses	645	610	5.7
Net interest income after provision for loan losses	6,833	4,224	61.8
Noninterest income	1,051	759	38.5
Noninterest expense	5,522	3,300	67.3
Income before income tax expense	2,362	1,683	40.3
Provision for income taxes	710	463	53.4
Net income	1,652	1,220	35.4
PER SHARE DATA
Earnings per share, basic	$0.29	$0.28	3.6%
Earnings per share, diluted	0.28	0.26	7.7
Weighted average common shares outstanding:
Basic	5,699,774	4,358,032
Diluted	5,982,081	4,619,200
PERFORMANCE RATIOS
Return on average assets	0.81%	0.85%
Return on average equity	10.72%	15.27%
Return on average tangible equity	17.39%	17.14%
Net yield on earning assets (taxable equivalent)	4.13%	3.89%
Average equity to average assets	7.56%	5.60%
Allowance for loan losses as a% of total loans	1.35%	1.29%
Non-performing assets to total assets, end of period	0.46%	0.60%
Ratio of net charge-offs to average loans outstanding	0.10%	0.19%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)

	For the Nine Months Ended

	September 30, 2006	September 30, 2005	% Change

SUMMARY STATEMENTS OF OPERATIONS
Interest income	$36,595	$23,722	54.3%
Interest expense	17,972	10,250	75.3
Net interest income	18,623	13,472	38.2
Provision for loan losses	1,875	1,615	16.1
Net interest income after provision for loan losses	16,748	11,857	41.3
Noninterest income	2,669	2,078	28.4
Noninterest expense	13,570	9,401	44.4
Income before income tax expense	5,847	4,534	29.0
Provision for income taxes	1,718	1,249	37.6
Net income	4,129	3,285	25.7
PER SHARE DATA
Earnings per share, basic	$0.86	$0.75	14.7%
Earnings per share, diluted	0.81	0.71	14.1
Weighted average common shares outstanding:
Basic	4,824,985	4,361,272
Diluted	5,088,016	4,626,761
PERFORMANCE RATIOS
Return on average assets	0.80%	0.81%
Return on average equity	13.40%	14.19%
Return on average tangible equity	17.83%	15.99%
Net yield on earning assets (taxable equivalent)	4.07%	3.84%
Average equity to average assets	7.56%	5.74%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)

	For the Three Months Ended

	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005	Dec. 31, 2004

SUMMARY STATEMENTS OF OPERATIONS
Interest income	$15,026	$11,301	$10,268	$9,651	$8,868	$6,677
Interest expense	7,548	5,578	4,875	4,343	4,034	2,428
Net interest income	7,478	5,723	5,393	5,308	4,834	4,249
Provision for loan losses	645	710	520	900	610	560
Net interest income after provision for loan losses	6,833	5,013	4,873	4,408	4,224	3,689
Noninterest income	1,051	886	796	904	759	876
Noninterest expense	5,522	4,012	4,071	3,622	3,300	3,087
Income before income tax expense	2,362	1,887	1,598	1,690	1,683	1,478
Provision for income taxes	710	540	468	470	463	386
Net income	1,652	1,347	1,130	1,220	1,220	1,092
PER SHARE DATA
Earnings per share, basic	$0.29	$0.31	$0.26	$0.28	$0.28	$0.25
Earnings per share, diluted	0.28	0.29	0.24	0.26	0.26	0.24
Weighted average common shares outstanding:
Basic	5,699,774	4,362,608	4,374,255	4,367,005	4,358,032	4,346,559
Diluted	5,982,081	4,601,239	4,627,003	4,640,609	4,619,200	4,615,051
PERFORMANCE RATIOS
Return on average assets	0.81%	0.80%	0.76%	0.83%	0.85%	0.88%
Return on average equity	10.72%	14.76%	13.72%	15.43%	15.27%	15.06%
Return on average tangible equity	17.39%	16.45%	15.31%	17.33%	17.14%	17.14%
Net yield on earning assets (taxable equivalent)	4.13%	4.07%	4.07%	4.17%	3.89%	3.81%
Average equity to average assets	7.56%	5.41%	5.54%	5.40%	5.60%	5.82%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands)
(Unaudited)

	As of

	September 30, 2006	September 30, 2005	% Change

SELECTED BALANCE SHEET DATA
End of period balances
Total loans	$737,633	$476,735	54.7%
Allowance for loan losses	9,956	6,130	62.4
Loans, net of allowance for loan losses	727,677	470,605	54.6
Securities, available for sale	75,443	41,560	81.5
Total Assets	900,995	578,755	55.7
Deposits:
Noninterest-bearing deposits	62,773	40,771	54.0
Interest-bearing demand and savings	183,585	123,412	48.8
CD’s and other time deposits	473,822	298,938	58.5
Total deposits	720,180	463,121	55.5
Borrowed Funds	104,030	79,786	30.4
Total interest-bearing liabilities	761,437	502,136	51.6
Shareholders’ Equity	70,458	32,337	117.9

	As of

	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005	Dec. 31, 2004

SELECTED BALANCE SHEET DATA
End of period balances
Total loans	$737,633	$557,227	$522,071	$499,247	$476,735	$420,838
Allowance for loan losses	9,956	6,968	6,542	6,140	6,130	5,361
Loans, net of allowance for loan losses	727,677	550,259	515,529	493,107	470,605	415,477
Securities, available for sale	75,443	54,021	43,598	42,489	41,560	35,428
Total Assets	900,995	664,308	623,936	594,550	578,755	497,549
Deposits:
Noninterest- bearing deposits	62,773	52,501	48,190	39,573	40,771	34,485
Interest- bearing demand and savings	183,585	127,159	116,253	128,303	123,412	151,272
CD’s and other time deposits	473,822	383,105	357,549	323,017	298,938	205,723
Total Deposits	720,180	562,765	521,992	490,893	463,121	391,480
Borrowed Funds	104,030	63,587	64,628	66,557	79,786	73,771
Total interest -bearing liabilities	761,437	573,851	538,430	517,877	502,136	430,766
Shareholders’ Equity	70,458	34,588	33,645	33,114	32,337	29,037

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)
Proforma Excluding Merger Expense

	For the Three Months Ended

	September 30, 2006	September 30, 2005	% Change

SUMMARY STATEMENTS OF OPERATIONS
Interest income	$15,026	$8,868	69.4%
Interest expense	7,519	4,034	87.1
Net interest income	7,507	4,834	55.3
Provision for loan losses	645	610	5.7
Net interest income after provision for loan losses	6,862	4,224	62.5
Noninterest income	987	759	30.0
Noninterest expense	5,177	3,300	56.9
Income before income tax expense	2,672	1,683	58.8
Provision for income taxes	818	463	76.7
Net income	1,854	1,220	52.0
PER SHARE DATA
Earnings per share, basic	$0.33	$0.28	17.9%
Earnings per share, diluted	$0.31	0.26	19.2
Weighted average common shares outstanding:
Basic	$5,699,774	4,358,032
Diluted	$5,982,081	4,619,200
PERFORMANCE RATIOS
Return on average assets	0.91%	0.85%
Return on average equity	12.03%	15.27%
Return on average tangible equity	19.52%	17.14%
Net yield on earning assets (taxable equivalent)	4.13%	3.89%
Average equity to average assets	7.56%	5.60%
Allowance for loan losses as a % of total loans	1.35%	1.29%
Non-performing assets to total assets, end of period	0.46%	0.60%
Ratio of net charge-offs to average loans outstanding	0.10%	0.19%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)
Proforma Excluding Merger Expense

	For the Nine Months Ended

	September 30, 2006	September 30, 2005	% Change

SUMMARY STATEMENTS OF OPERATIONS
Interest income	$36,595	$23,722	54.3%
Interest expense	17,972	10,250	75.3
Net interest income	18,623	13,472	38.2
Provision for loan losses	1,875	1,615	16.1
Net interest income after provision for loan losses	16,748	11,857	41.3
Noninterest income	2,669	2,078	28.4
Noninterest expense	13,260	9,401	41.1
Income before income tax expense	6,157	4,534	35.8
Provision for income taxes	1,826	1,249	46.2
Net income	4,331	3,285	31.8
PER SHARE DATA
Earnings per share, basic	$0.90	$0.75	20.0%
Earnings per share, diluted	$0.85	$0.71	19.7
Weighted average common shares outstanding:
Basic	4,824,985	4,361,272
Diluted	5,088,016	4,626,761
PERFORMANCE RATIOS
Return on average assets	0.84%	0.81%
Return on average equity	14.06%	14.19%
Return on average tangible equity	18.71%	15.99%
Net yield on earning assets (taxable equivalent)	4.07%	3.84%
Average equity to average assets	7.56%	5.74%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)
Proforma Excluding Merger Expense

	For the Three Months Ended

	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005	Dec. 31, 2004

SUMMARY STATEMENTS OF OPERATIONS
Interest income	$15,026	$11,301	$10,268	$9,651	$4,034	$6,677
Interest expense	7,519	5,578	4,875	4,343	4,033	2,428
Net interest income	7,507	5,723	5,393	5,308	4,834	4,249
Provision for loan losses	645	710	520	900	610	560
Net interest income after provision for loan losses	6,862	5,013	4,873	4,408	4,224	3,689
Noninterest income	987	886	796	904	759	876
Noninterest expense	5,177	4,012	4,071	3,622	3,300	3,087
Income before income tax expense	2,672	1,887	1,598	1,690	1,683	1,478
Provision for income taxes	818	540	468	470	463	386
Net income	1,854	1,347	1,130	1,220	1,220	1,092
PER SHARE DATA
Earnings per share, basic	$0.33	$0.31	$0.26	$0.28	$0.28	$0.25
Earnings per share, diluted	0.31	0.29	0.24	0.26	0.26	0.24
Weighted average common shares outstanding:
Basic	5,699,774	4,362,608	4,374,255	4,367,005	4,358,032	4,346,559
Diluted	5,982,081	4,601,239	4,627,003	4,640,609	4,619,200	4,615,051
PERFORMANCE RATIOS
Return on average assets	0.91%	0.80%	0.76%	0.83%	0.85%	0.88%
Return on average equity	12.03%	14.76%	13.72%	15.43%	15.27%	15.06%
Return on average tangible equity	19.52%	16.45%	15.31%	17.33%	17.14%	17.14%
Net yield on earning assets (taxable equivalent)	4.13%	4.07%	4.07%	4.17%	3.89%	3.81%
Average equity to average assets	7.56%	5.41%	5.54%	5.40%	5.60%	5.82%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands)
(Unaudited)
Proforma Excluding Merger Expense

	As of

	September 30, 2006	September 30, 2005	% Change

SELECTED BALANCE SHEET DATA
End of period balances
Total loans	$737,633	$476,735	54.7%
Allowance for loan losses	9,956	6,130	62.4
Loans, net of allowance for loan losses	727,677	470,605	54.6
Securities, available for sale	75,443	41,560	81.5
Total Assets	900,995	578,755	55.7
Deposits:
Noninterest-bearing deposits	62,773	40,771	54.0
Interest-bearing demand and savings	183,585	123,412	48.8
CD’s and other time deposits	473,822	298,938	58.5
Total deposits	720,180	463,121	55.5
Borrowed Funds	104,030	79,786	30.4
Total interest-bearing liabilities	761,437	502,136	51.6
Shareholders’ Equity	70,458	32,337	117.9

Proforma Excluding
Merger Expense

	As of

	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005	Dec. 31, 2004

SELECTED BALANCE SHEET DATA
End of period balances
Total loans	$737,633	$557,227	$522,071	$499,247	$476,735	$420,838
Allowance for loan losses	9,956	6,968	6,542	6,140	6,130	5,361
Loans, net of allowance for loan losses	727,677	550,259	515,529	493,107	470,605	415,477
Securities, available for sale	75,443	54,021	43,598	42,489	41,560	35,428
Total Assets	900,995	664,308	623,936	594,550	578,755	497,549
Deposits:
Noninterest-bearing deposits	62,773	52,501	48,190	39,573	40,771	34,485
Interest-bearing demand and savings	183,585	127,159	116,253	128,303	123,412	151,272
CD’s and other time deposits	473,822	383,105	357,549	323,017	298,938	205,723
Total Deposits	720,180	562,765	521,992	490,893	463,121	391,480
Borrowed Funds	104,030	63,587	64,628	66,557	79,786	73,771
Total interest-bearing liabilities	761,437	573,851	538,430	517,877	502,136	430,766
Shareholders’ Equity	70,458	34,588	33,645	33,114	32,337	29,037

SOURCE  BNC Bancorp
          -0-                                        11/08/2006
          /CONTACT:  W. Swope Montgomery, Jr., President and CEO of BNC Bancorp, +1-336-476-9200/
          /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20030917/BNCLOGO
                    NewsCom:  http://www.newscom.com/cgi-bin/prnh/20030917/BNC
                         AP Archive:  http://photoarchive.ap.org
                         PRN Photo Desk, photodesk@prnewswire.com /
          /Web site:  http://www.bankofnc.com /